Related party disclosures	12 Months Ended
Dec. 31, 2019
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Related party disclosures
8.	Related party disclosures
Note 1 provides information about the Group’s structure, including details of the subsidiaries and the holding company. The following table provides the total amount of transactions that have been entered into with the related parties in 2019, 2018 and 2017.

	2019			2018			2017
	Purchases	Sales	Other loss (income)	Purchases	Sales	Other loss (income)	Purchases	Sales	Other loss (income)
Associates	110	98	—	121	103	(33)	230	134	(6)
Controlling shareholders and entities under control of the Group’s Controlling shareholders	904	184	138	280	52	(9)	267	50	(33)

Total	1,014	282	138	401	155	(42)	497	184	(39)

As of December 31, 2019 and 2018, the Group had the following balances in settlement with related parties:

	December 31, 2019			December 31, 2018
	Financial assets from	Financial liabilities to	Total outstanding, net	Financial assets from	Financial liabilities to	Total outstanding, net
Associates	7	(6)	1	7	(13)	(6)
Controlling shareholders and entities under control of the Group’s Controlling shareholders	100	(963)	(863)	50	(500)	(450)

Total	107	(969)	(862)	57	(513)	(456)

(a)	Controlling shareholders and entities under control of the Group’s Controlling shareholders
As of December 31, 2019 and 2018, the amounts of non-current financial assets fully covered by the allowance for expected credit losses included amounts receivable of RUB 24,391 million and RUB 24,391 million, respectively, described below. In December 2013, the Group, related party (an entity wholly owned by the Controlling Shareholder) and the former Estar metallurgical plants (hereinafter referred to as “metallurgical plants”) signed an assignment agreement. Under that agreement, the Group assigned to its related party the right to collect amounts due from the metallurgical plants, and the related party is to repay this amount to the Group through November 2017. In November 2017, the Group extended the terms of repayment through 2022. The amount of receivables and allowance for expected credit losses have been reclassified to Non-current financial assets (Note 12).
The outstanding cash balance in Coalmetbank, an entity under control of the Group’s controlling shareholders, was RUB 1,509 million and RUB 703 million as of December 31, 2019 and December 31, 2018, respectively.
In 2019, the Group purchased energy and electricity from its related party in the amount of RUB 692 million.

(b)	Compensation to key management personnel
The total compensation to key management personnel was included in general and administrative expenses in the consolidated statement of profit (loss) and other comprehensive income and consisted of the short-term employee benefits in the amount of RUB 592 million, RUB 561 million and RUB 613 million in the year ended December 31, 2019, 2018 and 2017, respectively. There are no share-based payments to key management personnel. The Group’s directors and executive officers are also provided with voluntary medical insurance and the use of wireless services.